UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 17, 2000

                                     0-7349
                            (Commission File Number)


                                 eNote.com Inc.
             (Exact name of registrant as specified in its charter)


                               Delaware 59-3453153
      (Jurisdiction of Incorporation) (IRS Employer Identification Number)


                 185 Allen Brook Lane, Williston, Vermont 05495
              (Address of registrant's principal executive office)


                                 (802) 288-9000
                         (Registrant's telephone number)

Item 5.           Other Events

eNote.com Inc. (the "Company") announced today the resignation of President and CEO John Varsames. Effective immediately, George Horton, CEO of eNote International.com Ltd., a 50% owned subsidiary of eNote.com Inc., has been appointed President and CEO of eNote.com Inc. To open a position on the Board of Directors for Mr. Horton, Charles Quatt has submitted his resignation as a director of the Company.

     The Company also announced today that it has received $500,000 of financing from an existing stockholder and from an affiliate in exchange for the issuance of an aggregate principal amount of $500,000 of 8% Subordinated Secured Convertible Notes due December 2, 2000 (the "Notes"). The financing is being accounted for using the equity method. The Notes are convertible into shares of the Company's Common Stock at a rate of $2.50 of principal per share. The Notes accrue interest at 8% and accrued interest and principal are due and payable on the maturity date, December 2, 2000. The Notes are secured by a security interest in all of the Company's assets. The Note holders have also been issued warrants, expiring August 31, 2002, to purchase an aggregate amount of 4,000,000 shares of the Company's Common Stock for $2.50 per share.

      The Company also announced today that it has significantly reduced its operating personnel and announced the departure of Daniel Peterson, Vice President of Business Development.

Item 7(c). Exhibits

4.1 Form of $250,000 8% Subordinated Secured Convertible Note due December 2, 2000 to Friedlander Capital Management Corp.

4.2 Form of Warrant to acquire 2,000,000 shares of eNote.com Inc. Common Stock to Friedlander Capital Management Corp.

4.3 Form of $250,000 8% Subordinated Secured Convertible Note due December 2, 2000 to eNote International.Com Ltd.

4.4 Form of Warrant to acquire 2,000,000 shares of eNote.com Inc. Common Stock to eNote International.Com Ltd.

4.5 Form of Security Agreement dated August 17, 2000.

99  Press Release dated September 1, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         ENOTE.COM INC.


                         By: /s/ Michael T. Grennan
                            -----------------------

                           Michael T. Grennan
                           Chief Financial Officer


Date:  September 1, 2000

                                  EXHIBIT INDEX


Exhibit 4.1 Form of $250,000 8% Subordinated Secured Convertible Note due December 2, 2000 to Friedlander Capital Management Corp.

Exhibit 4.2 Form of Warrant to acquire 2,000,000 shares of eNote.com Inc. Common Stock to Friedlander Capital Management Corp.

Exhibit 4.3 Form of $250,000 8% Subordinated Secured Convertible Note due December 2, 2000 to eNote International.Com Ltd.

Exhibit 4.4 Form of Warrant to acquire 2,000,000 shares of eNote.com Inc. Common Stock to eNote International.Com Ltd.

Exhibit 4.5 Form of Security Agreement dated August 17, 2000.

Exhibit 99  Press Release dated September 1, 2000.

                                                                     Exhibit 4.1

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER THE SECURITIES ACT OF 1933 UNLESS PAYOR HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO PAYOR TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITY UNDER THE SECURITIES ACT OF 1933.


B-1                                                                     $250,000


                                  eNote.com Inc
                              185 Allen Brook Lane
                            Williston, Vermont 05495
                                 August 17, 2000

                    8% Subordinated Secured Convertible Note
                              Due December 2, 2000

eNote.com Inc., a Delaware corporation, (the "Corporation"), for value received, promises to pay FRIEDLANDER CAPITAL MANAGEMENT CORP. (the "Holder"), the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) on December 2, 2000 (the "Maturity Date"), together with interest accrued thereon at the rate of eight percent (8%) per annum, computed from August 17, 2000 (the "Issue Date"). Payment of principal and interest shall be made in lawful money of the United States of America on the Maturity Date unless this Note is earlier converted as provided for herein. This Note, is part of a series of 8% Subordinated Secured Convertible Notes due December 2, 2000 being issued by the Corporation (each a "Note" and together the "Notes").

This Note is issued pursuant to a Subscription Agreement dated as of the Issue Date (the "Subscription Agreement") by and between the Corporation and the Holder. Payment of the Notes is secured by all tangible and intangible assets of the Corporation pursuant to a Security Agreement dated as of August 17, 2000, as may be amended from time to time.

1.    Conversion.

            (a) The holder of this Note may at time prior to the maturity hereof, convert the principal amount hereof and interest accrued thereon into shares of the Corporation's Common Stock. The conversion ratio shall be $2.50 of principal converted per share of Common Stock (the "Conversion Rate"). To convert this Note, the holder hereof must surrender the same at the office of the Corporation, together with a written instrument of transfer in a form satisfactory to the Corporation, properly completed and executed and with a written notice of conversion. All rights of the holder of this Note shall, to the extent of the principal and interest thereof converted, cease as of the date of such conversion.

            (b) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the holder shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding Common Stock that such holder was entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, options or convertible securities exercisable or convertible into shares of Common Stock, any Common Stock, options or convertible securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in the foregoing sentence.

            (c) The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon conversion of the Note as herein provided, such number of shares of Common Stock as shall then be issuable upon conversion of this Note. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Rate. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation. The Corporation has not granted and will not grant any right of first refusal with respect to shares issuable upon conversion of this Note, and there are no preemptive rights associated with such shares.

      2. Fractional shares. In lieu of issuing any fraction of a share upon the conversion of this Note, the Corporation shall pay to the holder hereof for any fraction of a share otherwise issuable upon the conversion, cash equal to the same fraction of $2.50.

     3. Prepayment. This Note may be prepaid without penalty. In the case of each prepayment of less than all of the outstanding Notes, the principal amount to be prepaid shall be allocated among the respective Notes and the holders thereof so that the principal amount to be prepaid to each holder shall bear the same ratio to the aggregate principal amount then to be prepaid as the principal amount of Notes then held by such holder bears to the aggregate principal amount of Notes then outstanding. Five (5) business days prior to any prepayment hereunder the Corporation shall provide written notice to each Note holder indicating the date and amount of such prepayment. The Note holder shall have the right to convert the principal amount of any such prepayment prior to date of prepayment.

     4. Subordination.

            (a) The Corporation, for itself, its successors and assigns, covenants and agrees, and each holder of this Note by his acceptance thereof likewise covenants and agrees, that the payment of the principal of and interest on each and all of this Note shall be subordinate and subject, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

            (b) Upon any distribution of assets of the Corporation upon any dissolution, winding up, liquidation, or reorganization of the Corporation, whether in bankruptcy, insolvency, or receivership proceedings or upon an assignment for the benefit of creditors of any other dissolution, winding up, liquidation, or reorganization of the Corporation:

                  (i) All Senior Indebtedness shall first be paid in full, or provision made for such payment in full of the principal thereof, and premium, if any, and interest thereon, before any payment is made on account of the principal of, or interest on, the Notes;

                  (ii) Any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property, or securities (other than stock of the Corporation as reorganized or readjusted or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section with respect to the Notes, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), to which the holder of this Note would be entitled except for the provisions of this Section shall be paid by the liquidating trustee or agent or other person making such payment of distribution, whether a trustee in bankruptcy, receiver, or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

                  (iii) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property, or securities (other than stock of the Corporation as reorganized or readjusted or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section with respect to the Note, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the holder of this Note before all Senior Indebtedness is paid in full, or provision made for its payment, such payment or distribution shall be paid over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as provided in the foregoing subparagraph (2), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

            (c) Subject to the payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property, or securities of the Corporation applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full, and no such payments or distributions in respect of this Note of cash, property, or securities distributable to the Senior Indebtedness under the provisions here shall, as between the Corporation, its creditors other than the holders of Senior Indebtedness, and the holder of this Notes, be deemed to be a payment by the Corporation to or on account of this Note. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of the Senior Indebtedness on the other hand. Nothing contained in this Section is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, the absolute and unconditional obligation of the Corporation to pay the holder of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of this Note and creditors of the Corporation other than the holders of the Senior Indebtedness; nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section of the holders of Senior Indebtedness in respect of cash, property or securities of the Corporation received upon the exercise of any such remedy.

            (d) Upon any distribution of assets of the Corporation referred to in this Section, the holder of this Note shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to such holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, and all other facts pertinent thereto or to this Section.

            (e) If there shall have occurred a default in the payment of the principal of (or premium, if any) or interest on any Senior Indebtedness, then, unless and until such default shall have been cured or waived, no payment of principal or interest shall be made by the Corporation on this Note, and no holder of this Note shall be entitled to receive any such payment. Nothing contained in this Section shall, however (1) affect the obligation of Corporation to make or prevent the Corporation from making, at any time, except during the pendency of any dissolution, winding up, liquidation, or reorganization proceedings or except as provided in the first sentence of this subsection, payments of principal of or interest on this Note, or (2) prevent the application by any paying agent of any moneys deposited with it by the Corporation to the payment of or on account of the principal of, or interest on, this Note, if, at the time of such deposit, the paying agent did not have written notice of any event prohibiting the making of such payment or deposit by the Corporation; or (3) be construed as preventing the occurrence of any Event of Default hereunder.

            (f) No right of any present or future holder of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by an noncompliance by the Corporation with the terms, provisions, and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            (g) Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under the Senior Indebtedness, including without limitation the waiver of default thereunder or the release of any security therefor, may be made or done all without notice to or assent from the holder of this Note. No compromise, alteration, amendment, modification, extension, renewal, or other change of, or waiver, consent, or other action in respect of, any liability or obligation under or respect of, or of any of the terms, covenants, or conditions or any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, and no release of property securing any Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Section.

            (h) "Senior Indebtedness" for purposes of this Section shall mean all indebtedness (principal and interest) now existing or hereafter incurred of the Corporation for money borrowed from banks or other financial institutions:
(i) which is secured by the assets of the Corporation; and (ii) is not by its express terms subordinate and junior to or on parity with this Note.

      5. Default. If any of the following events occur ("Event of Default"), the entire unpaid principal amount of, and accrued and unpaid interest on, this Note shall immediately be due and payable, and the Corporation shall pay all costs of collection including, but not limited to, reasonable attorneys' fees and expenses incurred by the owner(s) or its assigns on account of such collection, whether or not suit is brought:

            (a) The Corporation fails to pay the principal of this Note at its maturity;

            (b) The Corporation commences any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect; or the Corporation is adjudicated as bankrupt by a court of competent jurisdiction; or the Corporation petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Corporation or for all or substantially all of its property or assets; or the Corporation makes an assignment for the benefit of its creditors; or the Corporation admits in writing its inability to pay its debts as they mature; or

            (c) There is commenced against the Corporation any proceeding relating to the Corporation under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect, and the proceeding remains undismissed for a period of 60 days or the Corporation by any act indicates its consent to, approval of, or acquiescence in the proceeding; or a receiver or trustee is appointed for the Corporation or for all or substantially all of its property or assets, and the receivership or trusteeship remains undischarged for a period of 60 days; or a warrant of attachment, execution or similar process is issued against any substantial part of the property or assets of the Corporation, and the warrant or similar process is not dismissed or bonded within 60 days after the levy.

      6. Registered owner. The Corporation shall treat the person or persons whose name or names appear on this Note as the absolute owner or owners hereof for the purpose of receiving payment of, or on account of, the principal and interest due on this Note and for all other purposes, unless and until written notice satisfactory to the Corporation is provided by the registered owner of assignment hereof.

      7. Assignment. The Corporation may assign its rights hereunder to any person or entity. No assignment of rights or obligations shall be effective until delivery of written notice of such assignment is made by the assigning party to the other party hereto.

      8. Release of shareholders, officers and directors. This Note is the obligation of the Corporation only, and no recourse shall be had for the payment of any principal or interest hereon against any shareholder, officer or director of the Corporation, either directly or through the Corporation, by virtue of any statute for the enforcement of any assessment or otherwise. The holder or holders of this Note, by the acceptance hereof, and as part of the consideration for this Note, release all claims and waive all liabilities against the foregoing persons in connection with this Note.

     9. Amendments. With the consent of the holders of a majority of the principal amount of outstanding Notes, evidenced by a written instrument or instruments, Payor may amend the Notes by executing and delivering to the holders an amendment thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Notes or of modifying in any manner the rights of the holders; provided, however, that no such amendment shall, without the consent of the holder of each outstanding Note affected thereby:

            (a) Change the stated maturity of the principal of any Note, or reduce the principal amount thereof or the interest thereon, or the currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of prepayment, or after the prepayment date);

            (b) Reduce the percentage in principal amount of the outstanding Notes, the consent of whose holders is required for any amendment, or the consent of whose holders is required for any waiver of compliance with the provisions hereof; or

            (c) Modify any of the provisions of this Section, except to increase any such percentage or to provide that other provisions of the Notes cannot be modified or waived without the consent of the holder affected thereby.

Upon the execution and delivery of any amendment in accordance with this Section, the Notes shall be modified in accordance therewith, and every holder of Notes theretofore or thereafter executed and delivered shall be bound thereby.

     10. Governing Law. The Notes and all terms and conditions herein shall be governed by and construed and in accordance with the laws of the State of Vermont excluding the state's conflict of law provisions.

      11. Exclusive Jurisdiction. With respect to actions and proceedings to enforce the provisions of, arising from, or relating to this Note, the holder, by acceptance of this Note, consents to personal jurisdiction in the state or federal courts of the State of Vermont and irrevocably agrees that all such actions and proceedings shall be litigated exclusively in such courts. Further, each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens. Each of the parties hereto waives personal service of any and all process upon it and agrees that valid service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted.

                     [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Corporation has signed this Note this 17th day of August 2000.

                                    eNote.com Inc.


                                       By:___________________
                                       Name:
                                       Title:




REGISTERED OWNER:

Friedlander capital Management corp.


By:___________________________
   Name:
   Title:

                                                                     Exhibit 4.2

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAW.

                 To Subscribe for and Purchase Common Stock of
                                eNote.com Inc.

                          VOID AFTER AUGUST 31, 2002


Warrant No. 1-A                                            As of August 17, 2000

      THIS CERTIFIES that, for value received, FRIEDLANDER CAPITAL MANGAGEMENT CORP., or its registered assigns, is entitled, subject to the terms of Section 1 hereof, to subscribe for and purchase from eNote.com Inc., a Delaware corporation (hereinafter called the "Company"), at the price of $2.50 per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time on or prior to August 31, 2002 up to TWO MILLION (2,000,000) fully paid, nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

      Section 1. Exercise of Warrant. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company in Williston, Vermont (or at such other agency or office of the Company in the United States as it may designate by notice in writing to the holder hereof at the address of the holder hereof appearing on the books of the Company), and by payment to the Company of the Warrant Price, in cash or by certified or official bank check, for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder hereof, shall be delivered to the holder hereof within a reasonable time, not exceeding fifteen (15) business days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. With respect to any such exercise, the holder hereof shall for all purposes be deemed to have become the holder of record of the number of shares of Common

Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the holder hereof an amount in cash equal to the current market price of such fractional interest as determined in good faith by the Board of Directors of the Company.

      Section 2.  Adjustment of Number of Shares.

      (a) Reclassification, Consolidation or Merger. In the event of any reclassification or change of outstanding securities of the Common Stock, or in the event of any consolidation or merger of the Company with or into another corporation or entity, other than a consolidation or merger with another corporation or entity in which the Company is the continuing corporation and which does not result in any reclassification, conversion or change of outstanding Common Stock, or in the event of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute a new warrant certificate (the "New Warrant Certificate"), providing that the Holder of this Warrant shall have the right to exercise such new warrants and procure upon such exercise, in lieu of each share of Common Stock issuable upon exercise of the Warrants, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, conversion, change, consolidation or merger by a holder of one share of Common Stock.

      (b) Subdivisions, Combinations and Stock Dividends. If at any time while this Warrant is outstanding and unexpired the Company shall subdivide or combine its Common Stock, or shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to its Common Stock consisting of, shares of Common Stock, then the number of Warrant Shares for which this Warrant is exercisable shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that number determined by multiplying the number of Warrant Shares for which this Warrant is exercisable immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution.

      (c) Notice of Adjustment. Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Warrant holder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      (d) Stock to Be Reserved. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant provided, however, that the Company has an insufficient number of shares of authorized Common Stock available to reserve the requisite number of shares issuable upon exercise of this warrant, the Company will reserve an amount equal to the remaining number of authorized shares, allocated pro-rata among Warrants 1-A and 2-A. In such case, the Company will use its best efforts to seek shareholder approval to increase the Company's authorized Common Stock and reserve the additional shares necessary for issuance upon exercise of this Warrant.

      (e) Definition of Common Stock. As used herein the term "Common Stock" shall mean and include the 25,000,000 shares of Common Stock, par value $.01 per share, as authorized on the date of this and any additional Common Stock, par value $.01 hereinafter authorized.

      Section 3.  Notices of Record Dates.  In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will give notice to the holder of this Warrant specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 10 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to (x) the effectiveness of a registration statement under the Securities Act of 1933 and applicable state securities laws, or (y) a favorable vote of stockholders, if either is required.

      Section 4.  No Stockholder Rights or Liabilities.

      (a) Except as set forth in paragraph 4(b), this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      (b) At any time while this Warrant is outstanding, the Company shall, prior to making any distribution of its property or assets to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital or any dividend payable out of funds legally available for dividends under the laws of the State of Delaware, give to the holder of this Warrant, not less than 20 days prior written notice of any such distribution. If such holder shall exercise this Warrant on or prior to the date of such distribution set forth in such notice, such holder shall be entitled to receive, upon such exercise: (i) the number of shares of Common Stock receivable pursuant to such exercise; and (ii) without payment of any additional consideration, a sum equal to the amount of such property or assets as would have been payable to the holder hereof as an owner of the shares described in clause (i) of this paragraph 4(b) had the holder hereof been the holder of record of such shares on the record date for such distribution; and an appropriate provision with respect to such payment to such holder as described in this paragraph 4(b) shall be made a part of any such distribution.

      Section 5. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      Section 6. Notices. Any notice to be given to either party under this Warrant Certificate shall be in writing and shall be deemed to have been given to the Company or the Holder hereof, as the case may be, when delivered in hand or when sent by first class mail, postage prepaid, addressed, if to the Company, at its principal office and, if to the Holder hereof, at its address as set forth in the Company's books and records or at such other address as the Holder hereof may have provided to the Company in writing.

      Section 7. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Vermont, without giving effect to such jurisdiction's principles of conflict of laws.

      Section 8. Exclusive Jurisdiction. With respect to actions and proceedings to enforce the provisions of, arising from, or relating to this Warrant or the Warrant, the holder, by acceptance of this Warrant, consents to personal jurisdiction in the state or federal courts of the State of Vermont and irrevocably agrees that all such actions and proceedings shall be litigated exclusively in such courts. Further, each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens. Each of the parties hereto waives personal service of any and all process upon it and agrees that valid service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted.



                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the duly authorized agent of eNote.com Inc. has executed this Warrant as of the 17th day of August 2000.

                                          ENOTE.COM INC.


                                          By:_____________________________
                                             Name:
                                             Title:


[Corporate Seal]
Attest:


-----------------------------------
Secretary

                        SUBSCRIPTION FORM TO BE EXECUTED
                         UPON EXERCISE OF THE WARRANT


                                                      Date:___________________


To: eNote.com Inc.

      The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase [__________] shares of Common Stock covered by such Warrant, and herewith tenders $[____________] in full payment of the purchase price for such shares as provided in the within Warrant.



                              Name of Holder:

                              By:    __________________________________

                              Address__________________________________

                                     __________________________________

                                                                     Exhibit 4.3

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER THE SECURITIES ACT OF 1933 UNLESS PAYOR HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO PAYOR TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF SUCH SECURITY UNDER THE SECURITIES ACT OF 1933.


B-2                                                                     $250,000


                                  eNote.com Inc
                              185 Allen Brook Lane
                            Williston, Vermont 05495
                                 August 31, 2000

                    8% Subordinated Secured Convertible Note
                              Due December 2, 2000

eNote.com Inc., a Delaware corporation, (the "Corporation"), for value received, promises to pay ENOTE INTERNATIONAL.COM LTD. (the "Holder"), the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) on December 2, 2000 (the "Maturity Date"), together with interest accrued thereon at the rate of eight percent (8%) per annum, computed from August 31, 2000 (the "Issue Date"). Payment of principal and interest shall be made in lawful money of the United States of America on the Maturity Date unless this Note is earlier converted as provided for herein. This Note, is part of a series of 8% Subordinated Secured Convertible Notes due December 2, 2000 being issued by the Corporation (each a "Note" and together the "Notes").

This Note is issued pursuant to a Subscription Agreement dated as of the Issue Date (the "Subscription Agreement") by and between the Corporation and the Holder. Payment of the Notes is secured by all tangible and intangible assets of the Corporation pursuant to a Security Agreement dated as of August 31, 2000, as may be amended from time to time.

1.    Conversion.

            (a) The holder of this Note may at time prior to the maturity hereof, convert the principal amount hereof and interest accrued thereon into shares of the Corporation's Common Stock. The conversion ratio shall be $2.50 of principal converted per share of Common Stock (the "Conversion Rate"). To convert this Note, the holder hereof must surrender the same at the office of the Corporation, together with a written instrument of transfer in a form satisfactory to the Corporation, properly completed and executed and with a written notice of conversion. All rights of the holder of this Note shall, to the extent of the principal and interest thereof converted, cease as of the date of such conversion.

            (b) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision shall be proportionately reduced, i.e., the holder shall be entitled to purchase after such subdivision, for the same consideration as applicable prior to such subdivision, the same percentage of outstanding Common Stock that such holder was entitled to purchase prior to such subdivision, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, options or convertible securities exercisable or convertible into shares of Common Stock, any Common Stock, options or convertible securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in the foregoing sentence.

            (c) The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon conversion of the Note as herein provided, such number of shares of Common Stock as shall then be issuable upon conversion of this Note. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Conversion Rate. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation. The Corporation has not granted and will not grant any right of first refusal with respect to shares issuable upon conversion of this Note, and there are no preemptive rights associated with such shares.

2. Fractional shares. In lieu of issuing any fraction of a share upon the conversion of this Note, the Corporation shall pay to the holder hereof for any fraction of a share otherwise issuable upon the conversion, cash equal to the same fraction of $2.50.

3. Prepayment. This Note may be prepaid without penalty. In the case of each prepayment of less than all of the outstanding Notes, the principal amount to be prepaid shall be allocated among the respective Notes and the holders thereof so that the principal amount to be prepaid to each holder shall bear the same ratio to the aggregate principal amount then to be prepaid as the principal amount of Notes then held by such holder bears to the aggregate principal amount of Notes then outstanding. Five (5) business days prior to any prepayment hereunder the Corporation shall provide written notice to each Note holder indicating the date and amount of such prepayment. The Note holder shall have the right to convert the principal amount of any such prepayment prior to date of prepayment.

4.    Subordination.

            (a) The Corporation, for itself, its successors and assigns, covenants and agrees, and each holder of this Note by his acceptance thereof likewise covenants and agrees, that the payment of the principal of and interest on each and all of this Note shall be subordinate and subject, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

            (b) Upon any distribution of assets of the Corporation upon any dissolution, winding up, liquidation, or reorganization of the Corporation, whether in bankruptcy, insolvency, or receivership proceedings or upon an assignment for the benefit of creditors of any other dissolution, winding up, liquidation, or reorganization of the Corporation:

                  (i) All Senior Indebtedness shall first be paid in full, or provision made for such payment in full of the principal thereof, and premium, if any, and interest thereon, before any payment is made on account of the principal of, or interest on, the Notes;

                  (ii) Any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property, or securities (other than stock of the Corporation as reorganized or readjusted or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section with respect to the Notes, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), to which the holder of this Note would be entitled except for the provisions of this Section shall be paid by the liquidating trustee or agent or other person making such payment of distribution, whether a trustee in bankruptcy, receiver, or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

                  (iii) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property, or securities (other than stock of the Corporation as reorganized or readjusted or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section with respect to the Note, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the holder of this Note before all Senior Indebtedness is paid in full, or provision made for its payment, such payment or distribution shall be paid over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as provided in the foregoing subparagraph (2), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

            (c) Subject to the payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property, or securities of the Corporation applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full, and no such payments or distributions in respect of this Note of cash, property, or securities distributable to the Senior Indebtedness under the provisions here shall, as between the Corporation, its creditors other than the holders of Senior Indebtedness, and the holder of this Notes, be deemed to be a payment by the Corporation to or on account of this Note. It is understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of the Senior Indebtedness on the other hand. Nothing contained in this Section is intended to or shall impair, as between the Corporation, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, the absolute and unconditional obligation of the Corporation to pay the holder of this Note the principal of and interest on this Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of this Note and creditors of the Corporation other than the holders of the Senior Indebtedness; nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section of the holders of Senior Indebtedness in respect of cash, property or securities of the Corporation received upon the exercise of any such remedy.

            (d) Upon any distribution of assets of the Corporation referred to in this Section, the holder of this Note shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to such holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Corporation, the amount thereof or payable thereon, and all other facts pertinent thereto or to this Section.

            (e) If there shall have occurred a default in the payment of the principal of (or premium, if any) or interest on any Senior Indebtedness, then, unless and until such default shall have been cured or waived, no payment of principal or interest shall be made by the Corporation on this Note, and no holder of this Note shall be entitled to receive any such payment. Nothing contained in this Section shall, however (1) affect the obligation of Corporation to make or prevent the Corporation from making, at any time, except during the pendency of any dissolution, winding up, liquidation, or reorganization proceedings or except as provided in the first sentence of this subsection, payments of principal of or interest on this Note, or (2) prevent the application by any paying agent of any moneys deposited with it by the Corporation to the payment of or on account of the principal of, or interest on, this Note, if, at the time of such deposit, the paying agent did not have written notice of any event prohibiting the making of such payment or deposit by the Corporation; or (3) be construed as preventing the occurrence of any Event of Default hereunder.

            (f) No right of any present or future holder of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by an noncompliance by the Corporation with the terms, provisions, and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            (g) Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under the Senior Indebtedness, including without limitation the waiver of default thereunder or the release of any security therefor, may be made or done all without notice to or assent from the holder of this Note. No compromise, alteration, amendment, modification, extension, renewal, or other change of, or waiver, consent, or other action in respect of, any liability or obligation under or respect of, or of any of the terms, covenants, or conditions or any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, and no release of property securing any Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Section.

            (h) "Senior Indebtedness" for purposes of this Section shall mean all indebtedness (principal and interest) now existing or hereafter incurred of the Corporation for money borrowed from banks or other financial institutions:
(i) which is secured by the assets of the Corporation; and (ii) is not by its express terms subordinate and junior to or on parity with this Note.

5. Default. If any of the following events occur ("Event of Default"), the entire unpaid principal amount of, and accrued and unpaid interest on, this Note shall immediately be due and payable, and the Corporation shall pay all costs of collection including, but not limited to, reasonable attorneys' fees and expenses incurred by the owner(s) or its assigns on account of such collection, whether or not suit is brought:

           (a) The Corporation fails to pay the principal of this Note at its maturity;

           (b) The Corporation commences any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect; or the Corporation is adjudicated as bankrupt by a court of competent jurisdiction; or the Corporation petitions or applies for, acquiesces in, or consents to, the appointment of any receiver or trustee of the Corporation or for all or substantially all of its property or assets; or the Corporation makes an assignment for the benefit of its creditors; or the Corporation admits in writing its inability to pay its debts as they mature; or

            (c) There is commenced against the Corporation any proceeding relating to the Corporation under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute, of any jurisdiction, whether now or subsequently in effect, and the proceeding remains undismissed for a period of 60 days or the Corporation by any act indicates its consent to, approval of, or acquiescence in the proceeding; or a receiver or trustee is appointed for the Corporation or for all or substantially all of its property or assets, and the receivership or trusteeship remains undischarged for a period of 60 days; or a warrant of attachment, execution or similar process is issued against any substantial part of the property or assets of the Corporation, and the warrant or similar process is not dismissed or bonded within 60 days after the levy.

6. Registered owner. The Corporation shall treat the person or persons whose name or names appear on this Note as the absolute owner or owners hereof for the purpose of receiving payment of, or on account of, the principal and interest due on this Note and for all other purposes, unless and until written notice satisfactory to the Corporation is provided by the registered owner of assignment hereof.

7. Assignment. The Corporation may assign its rights hereunder to any person or entity.No assignment of rights or obligations shall be effective until delivery of written notice of such assignment is made by the assigning party to the other party hereto.

8. Release of shareholders, officers and directors. This Note is the obligation of the Corporation only, and no recourse shall be had for the payment of any principal or interest hereon against any shareholder, officer or director of the Corporation, either directly or through the Corporation, by virtue of any statute for the enforcement of any assessment or otherwise. The holder or holders of this Note, by the acceptance hereof, and as part of the consideration for this Note, release all claims and waive all liabilities against the foregoing persons in connection with this Note.

9. Amendments. With the consent of the holders of a majority of the principal amount of outstanding Notes, evidenced by a written instrument or instruments, Payor may amend the Notes by executing and delivering to the holders an amendment thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Notes or of modifying in any manner the rights of the holders; provided, however, that no such amendment shall, without the consent of the holder of each outstanding Note affected thereby:

            (a) Change the stated maturity of the principal of any Note, or reduce the principal amount thereof or the interest thereon, or the currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of prepayment, or after the prepayment date);

            (b) Reduce the percentage in principal amount of the outstanding Notes, the consent of whose holders is required for any amendment, or the consent of whose holders is required for any waiver of compliance with the provisions hereof; or

            (c) Modify any of the provisions of this Section, except to increase any such percentage or to provide that other provisions of the Notes cannot be modified or waived without the consent of the holder affected thereby.

Upon the execution and delivery of any amendment in accordance with this Section, the Notes shall be modified in accordance therewith, and every holder of Notes theretofore or thereafter executed and delivered shall be bound thereby.

10. Governing Law. The Notes and all terms and conditions herein shall be governed by and construed and in accordance with the laws of the State of Vermont excluding the state's conflict of law provisions.

11. Exclusive Jurisdiction. With respect to actions and proceedings to enforce the provisions of, arising from, or relating to this Note, the holder, by acceptance of this Note, consents to personal jurisdiction in the state or federal courts of the State of Vermont and irrevocably agrees that all such actions and proceedings shall be litigated exclusively in such courts. Further, each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens. Each of the parties hereto waives personal service of any and all process upon it and agrees that valid service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted.

                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Corporation has signed this Note this 31st day of August 2000.

                                    ENOTE.COM INC.


                                    By:________________________________
                                       Name:
                                       Title:



REGISTERED OWNER:

ENOTE INTERNATIONAL.COM LTD.


By:___________________________
   Name:
   Title:

                                                                     Exhibit 4.4

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAW.

                 To Subscribe for and Purchase Common Stock of
                                eNote.com Inc.

                          VOID AFTER AUGUST 31, 2002

Warrant No. 2-A                                                  August 31, 2000


      THIS CERTIFIES that, for value received, ENOTE International.com LtD., or its registered assigns, is entitled, subject to the terms of Section 1 hereof, to subscribe for and purchase from eNote.com Inc., a Delaware corporation (hereinafter called the "Company"), at the price of $2.50 per share (such price, as from time to time to be adjusted as hereinafter provided, being hereinafter called the "Warrant Price"), at any time on or prior to August 31, 2002 up to TWO MILLION (2,000,000) fully paid, nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

      Section 1. Exercise of Warrant. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by the completion of the subscription form attached hereto and by the surrender of this Warrant (properly endorsed) at the office of the Company in Williston, Vermont (or at such other agency or office of the Company in the United States as it may designate by notice in writing to the holder hereof at the address of the holder hereof appearing on the books of the Company), and by payment to the Company of the Warrant Price, in cash or by certified or official bank check, for each share being purchased. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder hereof, shall be delivered to the holder hereof within a reasonable time, not exceeding fifteen (15) business days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time.

With respect to any such exercise, the holder hereof shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock evidenced by such certificate or certificates from the date on which this Warrant was surrendered and payment of the Warrant Price was made irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares shall be issued upon exercise of this Warrant. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 1, be delivered upon any such exercise, the Company, in lieu of delivering the fractional share thereof, shall pay to the holder hereof an amount in cash equal to the current market price of such fractional interest as determined in good faith by the Board of Directors of the Company.

      Section 2.  Adjustment of Number of Shares.

      (a) Reclassification, Consolidation or Merger. In the event of any reclassification or change of outstanding securities of the Common Stock, or in the event of any consolidation or merger of the Company with or into another corporation or entity, other than a consolidation or merger with another corporation or entity in which the Company is the continuing corporation and which does not result in any reclassification, conversion or change of outstanding Common Stock, or in the event of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute a new warrant certificate (the "New Warrant Certificate"), providing that the Holder of this Warrant shall have the right to exercise such new warrants and procure upon such exercise, in lieu of each share of Common Stock issuable upon exercise of the Warrants, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, conversion, change, consolidation or merger by a holder of one share of Common Stock.

      (b) Subdivisions, Combinations and Stock Dividends. If at any time while this Warrant is outstanding and unexpired the Company shall subdivide or combine its Common Stock, or shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to its Common Stock consisting of, shares of Common Stock, then the number of Warrant Shares for which this Warrant is exercisable shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that number determined by multiplying the number of Warrant Shares for which this Warrant is exercisable immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution.

      (c) Notice of Adjustment. Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Warrant holder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

      (d) Stock to Be Reserved. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant provided, however, that the Company has an insufficient number of shares of authorized Common Stock available to reserve the requisite number of shares issuable upon exercise of this warrant, the Company will reserve an amount equal to the remaining number of authorized shares, allocated pro-rata among Warrants 1-A and 2-A. In such case, the Company will use its best efforts to seek shareholder approval to increase the Company's authorized Common Stock and reserve the additional shares necessary for issuance upon exercise of this Warrant.

      (e) Definition of Common Stock. As used herein the term "Common Stock" shall mean and include the 25,000,000 shares of Common Stock, par value $.01 per share, as authorized on the date of this and any additional Common Stock, par value $.01 hereinafter authorized.

      Section 3.  Notices of Record Dates.  In the event of:

      (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than cash dividends out of earned surplus), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any right to sell shares of stock of any class or any other right; or

      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation or entity; or

      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will give notice to the holder of this Warrant specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be given at least 10 days and not more than 90 days prior to the date therein specified, and such notice shall state that the action in question or the record date is subject to (x) the effectiveness of a registration statement under the Securities Act of 1933 and applicable state securities laws, or (y) a favorable vote of stockholders, if either is required.

      Section 4.  No Stockholder Rights or Liabilities.

      (a) Except as set forth in paragraph 4(b), this Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      (b) At any time while this Warrant is outstanding, the Company shall, prior to making any distribution of its property or assets to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital or any dividend payable out of funds legally available for dividends under the laws of the State of Delaware, give to the holder of this Warrant, not less than 20 days prior written notice of any such distribution. If such holder shall exercise this Warrant on or prior to the date of such distribution set forth in such notice, such holder shall be entitled to receive, upon such exercise: (i) the number of shares of Common Stock receivable pursuant to such exercise; and (ii) without payment of any additional consideration, a sum equal to the amount of such property or assets as would have been payable to the holder hereof as an owner of the shares described in clause (i) of this paragraph 4(b) had the holder hereof been the holder of record of such shares on the record date for such distribution; and an appropriate provision with respect to such payment to such holder as described in this paragraph 4(b) shall be made a part of any such distribution.

      Section 5. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      Section 6. Notices. Any notice to be given to either party under this Warrant Certificate shall be in writing and shall be deemed to have been given to the Company or the Holder hereof, as the case may be, when delivered in hand or when sent by first class mail, postage prepaid, addressed, if to the Company, at its principal office and, if to the Holder hereof, at its address as set forth in the Company's books and records or at such other address as the Holder hereof may have provided to the Company in writing.

      Section 7. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Vermont, without giving effect to such jurisdiction's principles of conflict of laws.

      Section 8. Exclusive Jurisdiction. With respect to actions and proceedings to enforce the provisions of, arising from, or relating to this Warrant or the Warrant, the holder, by acceptance of this Warrant, consents to personal jurisdiction in the state or federal courts of the State of Vermont and irrevocably agrees that all such actions and proceedings shall be litigated exclusively in such courts. Further, each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens. Each of the parties hereto waives personal service of any and all process upon it and agrees that valid service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted.



                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the duly authorized agent of eNote.com Inc. has executed this Warrant as of the 31st day of August 2000.

                                          ENOTE.COM INC.


                                          By:_____________________________
                                             Name:
                                             Title:


[Corporate Seal]
Attest:


_________________________
Secretary

                        SUBSCRIPTION FORM TO BE EXECUTED
                         UPON EXERCISE OF THE WARRANT


                                                      Date:____________________


To: eNote.com Inc.

      The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase [__________] shares of Common Stock covered by such Warrant, and herewith tenders $[____________] in full payment of the purchase price for such shares as provided in the within Warrant.



                              Name of Holder:

                              By:    __________________________________

                              Address__________________________________

                                     __________________________________

                                                                     Exhibit 4.5

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT (the "Security Agreement") dated August 17, 2000, is by and between those parties listed on Exhibit A hereto, as amended from time to time, (collectively the "Secured Parties" and each individually a "Secured Party") and eNote.com Inc., a Delaware corporation ("Debtor").

      WHEREAS, the Debtor is issuing up to an aggregate principal amount of $850,00 of the Debtor's 8% Subordinated Secured Convertible Notes due December 2, 2000 (said notes, together with any notes issued in exchange or substitution therefore, being sometimes hereinafter collectively called the "Notes") to the Secured Parties in the amounts indicated in Exhibit A hereto; and

      WHEREAS, the Debtor wishes to secure its obligations under the Notes by the pledge of certain collateral, as more fully set forth below; and

      WHEREAS, the Secured Parties wish to collectively act through an appointed administrative agent to administer the rights granted herein.

      NOW THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth, and in reliance on the representations and warranties contained herein, the parties hereby agree as follows:

      1. Each Secured Party hereby designates and appoints Burton G. Friedlander as the administrative agent of such Secured Party for the purposes of this Security Agreement (the ?Administrative Agent?), and each such Secured Party hereby authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement together with such other powers as are reasonably incidental thereto. The Secured Parties who collectively or individually hold a majority of the aggregate principal balance of the Notes then outstanding, as more specifically set forth in Exhibit A hereto, may, at any time, remove the Administrative Agent and appoint a successor thereto.

      2. The Secured Parties agree to hold harmless and indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Debtor and without limiting the obligation of the Debtor to do so), ratably according to their respective percentages of the aggregate principal balance of the Notes then outstanding on the date on which indemnification is sought under this subsection (or, if indemnification is sought after the date of maturity of the notes, ratably in accordance with their respective percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at anytime (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Security Agreement or the Notes or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

      3. Debtor hereby grants to the Administrative Agent on the terms and conditions hereinafter set forth, a security interest in the Collateral hereinafter identified for the ratable benefit of the Secured Parties.

      4. The Collateral is all personal property of Debtor of whatever kind and nature and wherever located, including in particular but not by way of limitation all accounts, contract rights, accounts receivable, customer lists, records, copyrights, trade marks, trade secrets and other intellectual property rights, goodwill, machinery, equipment and inventory, together with all proceeds, products, replacements and renewals thereof (the ?Collateral?).

      5. At the Administrative Agent?s option, the Administrative Agent may discharge taxes, liens or security interests, or other encumbrances at any time hereafter levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse the Administrative Agent on demand for any payment made, or any expense incurred by the Administrative Agent pursuant to the foregoing authorization. Until default, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.

      6. This Security Agreement secures the obligations of Debtor to the Secured Parties under the Notes. In the event of default by Debtor under this Security Agreement, or failure to make all required payments of interest and principal when due under the Notes, the Administrative Agent may declare all obligations secured hereby immediately due and payable and shall have the remedies of a secured party upon default under the Uniform Commercial Code. The Administrative Agent may require Debtor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to the parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed to Debtor via registered or certified mail, postage prepaid, at least fifteen (15) days before the time of sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like, shall include the Administrative Agent?s reasonable attorney's fees and legal expenses.

      7. At the request of the Administrative Agent, Debtor will join in executing or will execute, as appropriate, all necessary financing statements in a form satisfactory to the Administrative Agent, and Debtor will pay the cost of filing such statements, including all statutory fees. Debtor will further execute all other instruments deemed necessary by the Administrative Agent and pay the cost of filing such instruments. Debtor warrants that no financing statement covering Collateral or any part thereof or any proceeds thereof is presently on file in any public office, except with respect to security interests referred to in Section 3(a).

      8. Debtor will immediately notify the Administrative Agent of any event causing a material loss or depreciation in the value of Collateral, including the amount of such loss or depreciation. Debtor will deliver to the Administrative Agent, as and when requested, a report, in a form satisfactory to Administrative Agent, showing opening inventory, inventory acquired, inventory sold and delivered, inventory sold and held for future delivery, inventory returned or repossessed, inventory used or consumed in Debtor's business and closing inventory.

      9. The Administrative Agent shall be entitled at its expense to have audits made of the books and records of Debtor by independent accountants of recognized standing and shall be entitled, through any of the officers, agents or representatives of the Administrative Agent, to examine or inspect the inventory wherever located and to examine, inspect and make extracts from Debtor's books and other records. All such audits and examinations shall be made during regular business hours of Debtor.

      10. No waiver by the Administrative Agent of any default shall operate as a waiver of any other default or of the same default on any subsequent occasion.

      11. All rights of the Administrative Agent shall inure to the benefit of the heirs, successors and assigns of the Administrative Agent. All obligations of Debtor shall be binding upon Debtor heirs, successors and assigns.

      12. This Security Agreement and the documents and instruments referred to herein embody the entire agreement entered into between the parties relating to the subject matter hereof, and may not be amended, waived, or discharged except by an instrument in writing executed by the party against whom enforcement of said amendment, waiver, or discharge is sought; provided, however, that Exhibit A hereto may be amended from time to time to the extent the Company issues additional Notes after the date hereof. Subsequent Note holders may become a party to this Agreement after the date hereof without the consent of the Secured Parties provided that the subsequent Note holder executes a signature counterpart to this Agreement.

      13. This Security Agreement shall be governed by the laws of the State of Vermont, without regard to general choice of law provisions.

      14. With respect to actions and proceedings to enforce the provisions of, arising from, or relating to this Security Agreement, the holder, by acceptance of this Security Agreement, consents to personal jurisdiction in the state or federal courts of the State of Vermont and irrevocably agrees that all such actions and proceedings shall be litigated exclusively in such courts. Further, each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens. Each of the parties hereto waives personal service of any and all process upon it and agrees that valid service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted.

     15. Under this Security Agreement, if either party is required or permitted to give notice to the other, such notice shall be deemed given two business days after depositing the notice in the U.S. mail, first class postage paid and certified, to the following addresses. For the Debtor, notice shall be sent via certified mail to counsel for the debtor, Merritt & Merritt, 30 Main Street, Suite 330, P.O. Box 5839, Burlington, VT 05402. For the Secured Parties, all notices must be sent to the Administrative Agent, 104 Field Point Road, Grennwich, CT 06830.

      16. This Security Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.





                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Parties hereto have executed this Security Agreement on the date first above written.


                                  ENOTE.COM INC.


                                  By:__________________________________
                                     Name:
                                     Title:


                                  _____________________________________
                                  Burton G. Friedlander, as Administrative Agent


                                  FRIEDLANDER CAPITAL MANAGEMENT CORP.


                                  By:__________________________________
                                     Name:
                                     Title:


                                  ENOTE INTERNATIONAL.COM CORPORATION


                                  By:__________________________________
                                     Name:
                                     Title:

                                    EXHIBIT A

                                 SECURED PARTIES

--------------------------------------------------------------------------------

Secured Party:                          Address:           Obligation owed by
                                                                 Debtor:
--------------------------------------------------------------------------------

Friedlander Capital Management                                  $250,000
Corp.

--------------------------------------------------------------------------------

eNote International.com Ltd.                                    $250,000
--------------------------------------------------------------------------------

                                                                      Exhibit 99

                  eNote.com Inc. Management Changes and Additional Funding


WILLISTON, Vt., September 1, 2000-- eNote.com Inc., (OTC Bulletin Board: ENOT), developer, manufacturer, service provider and marketer of low-cost Internet appliances, today announced the resignation of President and CEO John Varsames. Effective immediately, George Horton, CEO of eNote International.com Ltd., a 50% owned subsidiary of eNote.com Inc., has been appointed President and CEO of eNote.com Inc. and elected to the Board of Directors.

Mr. Horton has 25 years of experience developing, structuring and managing start-ups and corporate subsidiaries. "TVemailTM is an exciting product with a clear market opportunity. I'm looking forward to applying my global experience and our strategies in positioning TVemail in the European markets to our activities in the U.S.," said Horton.

eNote has also received additional funding of $500,000 in secured convertible debt from an existing stockholder and from an affiliate which is accounted for using the equity method. The debt is convertible into Common Stock at $2.50 per share and carries an interest rate of 8% with a due date of December 2, 2000. As part of this financing transaction, 4,000,000 warrants were issued to the investors to purchase Common Stock at $2.50 per share. The warrants expire on August 31, 2002.

Going forward, the Company will focus on its core strategy in order to realize the opportunities for TVemail on a global basis. This requires one additional change in management, the departure of Daniel Peterson, Vice President of Business Development, and a significant reduction in operating personnel.

Additionally, to open a position on the Board of Directors for Mr. Horton, Charles Quatt has submitted his resignation as a director of eNote.com.


About eNote.com Inc.

eNote.com Inc. (OTC Bulletin Board: ENOT), is the creator of TVemail, a low-cost Internet appliance that allows users to send and receive email, view Internet content and conduct e-commerce via their television and existing phone line. The product, a small set-top "mailbox" and wireless keyboard, gives users the ability to send and receive text e-mail and receive news and information, TV listings, weather and other useful content from the Internet. Through a patent pending EZ-ColorTM user interface, TVemail utilizes four color-coded buttons on the wireless keyboard that correspond with colored commands on the television screen. TVemail provides a very short learning curve for novice users who have no prior Internet or computer experience, helping eNote to fulfill its mission to make technology easily accessible and user-friendly.

This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. In particular, any statements regarding expectations with respect to future product development or introductions, sales or profitability are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond eNote.com's control, which may cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance or achievements include, among other things, eNote.com's ability timely and successfully to develop and market its products and to finance its operations in light of competitive pressures and technological factors as well as risks relating to eNote.com's corporate structure, financial resources, operations and technologies and to the internet and online commerce, generally. These factors are described in eNote.com's Securities and Exchange Commission filings, including its Quarterly Report on Form 10-Q filed August 15, 2000. eNote.com accepts no obligation to update these forward-looking statements and does not intend to do so.

More   information   about   eNote.com   Inc.   and  TVemail  can  be  found  at
http://www.enote.com  or by  contacting  Julia Andrews at 802-288-9000.